UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-51262	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 20, 2005 and filed on December 23, 2005 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the 5 Houston Center Building (the “Building”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Building and the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
5 Houston Center Building

Independent Auditors’ Report	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2004 and the nine months ended September 30, 2005 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2005 (unaudited)	F-6

Pro Forma Statement of Operations for the nine months ended September 30, 2005 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2004 (unaudited)	F-11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT
TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: March 6, 2006

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the 5 Houston Center Building (the “Building”) for the year ended December 31, 2004. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Building’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Building’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 5 Houston Center Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the 5 Houston Center Building for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

January 6, 2006

5 Houston Center Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

(in thousands)

	2005	2004
	(Unaudited)
Revenues:
Base rent	$8,619	$11,202
Tenant reimbursements	4,102	5,439
Lease Termination	0	1,135
Other revenues	1,009	1,107

Total revenues	13,730	18,883

Expenses:
Real estate taxes	1,740	2,333
Utilities	741	1,058
General and administrative	399	627
Road and grounds	415	595
Repairs and maintenance	429	580
Management fees	404	561
Cleaning	368	511
Other operating expenses	90	152

Total expenses	4,586	6,417

Revenues over certain operating expenses	$9,144	$12,466

See accompanying notes.

5 Houston Center Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

1. Description of Real Estate Property Acquired

On December 20, 2005, Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), through two wholly owned subsidiaries, acquired the 5 Houston Center Building (the “Building”), a 27-story office building containing approximately 581,000 square feet located in Houston, Texas. Total consideration for the acquisition was approximately $166.0 million. Wells REIT II is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells REIT II was incorporated on July 3, 2003 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells REIT II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $0.3 million for the year ended December 31, 2004 and increased rental revenue by approximately $0.3 million for the nine months ended September 30, 2005.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5 Houston Center Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2004 (audited)

and the nine months ended September 30, 2005 (unaudited)

4. Description of Leasing Arrangements

The Building is approximately 96% leased, with Ernst and Young U.S. L.L.P. (“Ernst & Young”), Jackson Walker L.L.P. (“Jackson Walker”), Jenkens and Gilchrist, P.C. (“Jenkens & Gilchrist”) and Capgemini U.S. L.L.P. (“Capgemini”) leasing approximately 56% of the Building’s rentable square footage under long-term lease agreements. Ernst & Young, Jackson Walker, Jenkens & Gilchrist and Capgemini contributed approximately 28%, 14%, 13%, 8% respectively, of rental income for the year ended December 31, 2004. Under the terms of the Ernst & Young, Jackson Walker, Jenkens & Gilchrist and Capgemini leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base year. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2005	$10,770
2006	11,148
2007	11,227
2008	11,519
2009	11,273
Thereafter	28,325

$84,262

Subsequent to December 31, 2004, Ernst & Young, Jackson Walker, and Jenkens & Gilchrist will contribute approximately 29%, 14% and 14%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2005. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports previously filed on Form 8-K.

The following unaudited pro forma balance sheet as of September 30, 2005 has been prepared to give effect to the acquisition of the 919 Hidden Ridge Building, the 5 Houston Center Building, the 2000 Park Lane Building, the Tampa Commons Building, the LakePointe Buildings and the recapitalization of the entity that owns an interest in the Key Center Complex (collectively, the “Q4 2005 Acquisitions”) as if the acquisitions occurred on September 30, 2005. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the latest date of acquisition and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date. Wells Operating Partnership II, L.P. (“Wells OP II”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005 has been prepared to give effect to the acquisitions of the 180 Park Avenue 105 Building, the Governor’s Pointe Buildings, the 5995 Opus Parkway Building, the 215 Diehl Road Building, the 100 East Pratt Street Building, the College Park Plaza Building, the 180 E. 100 South Building, the Nashoba Buildings, the Baldwin Point Building and the University Circle Buildings (collectively, the “Q1, Q2 and Q3 2005 Acquisitions”) and the Q4 2005 Acquisitions as if the acquisitions occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the acquisition of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building, the One West Fourth Street Building, the 3333 Finley Road, the 1501 Opus Place Buildings, the Wildwood Buildings, the Emerald Point Building, the 800 North Frederick Building, the Corridors III Building and the Highland Landmark III Building (collectively, the “2004 Acquisitions”), the Q1, Q2 and Q3 2005 Acquisitions and the Q4 2005 Acquisitions as if the acquisitions occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions, the Q1, Q2 and Q3 2005 Acquisitions and the Q4 2005 Acquisitions been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q4 2005 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(in thousands)

(unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments														Pro Forma Total
		Q4 2005 Acquisitions												Other
		919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Real estate assets, at cost:
Land	$244,320	$2,620 60	(b) (c)	$8,100 86	(b) (c)	$10,191 115	(b) (c)	$1,380 1	(b) (c)	$5,150	(b)	$4,638	(b)	$94	(c)	$276,755
Buildings and improvements, less accumulated depreciation	1,176,125	33,420 982	(b) (c)	100,155 1,674	(b) (c)	216,556 3,032	(b) (c)	16,926 17	(b) (c)	29,858	(b)	12,535	(b)	1,179	(c)	1,592,459
Intangible lease assets, less accumulated amortization	267,571	7,937	(b)	45,822	(b)	59,576	(b)	4,913	(b)	11,513	(b)	2,395	(b)	0		399,727
Construction in progress	438	0		0		0		0		0		3,711	(b)	0		4,149

Total real estate assets	1,688,454	45,019		155,837		289,470		23,237		46,521		23,279		1,273		2,273,090
Cash and cash equivalents	152,014	(45,343	)(b)	(76,487	)(b)	(164,994	)(b)	(687	)(b)	(147	)(b)	(122	)(b)	195,261	(e)	0
														(4,413	)(f)
														(55,082	)(i)
Tenant receivables, net of allowance for doubtful accounts	18,438	0		0		0		0		0		0		0		18,438
Prepaid expenses and other assets	44,573	(1,042	)(c)	(1,760	)(c)	(3,147	)(c)	(18	)(c)	0		0		4,413	(f)	41,746
														(1,273	)(c)
Deferred financing costs, less accumulated amortization	3,265	0		57	(d)	0		0		0		72	(d)	0		3,395
				1	(c)
Deferred lease costs, less accumulated amortization	178,908	1,366	(b)	13,340	(b)	32,231	(b)	6,872	(b)	3,265	(b)	3,936	(b)	0		239,918
Investments in bonds	78,000	0		0		0		0		0		0		0		78,000

Total assets	$2,163,652	$0		$90,988		$153,560		$29,404		$49,639		$27,165		$140,179		$2,654,587

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments													Pro Forma Total
		Q4 2005 Acquisitions											Other
		919 Hidden Ridge	5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Liabilities:
Line of credit and note payable	$510,110	$0	$90,000	(g)	$12,571 134,000	(h) (b)	$29,271	(b)	$48,400	(b)	$20,599 6,476	(b) (j)	$(55,082	)(i)	$796,345
Obligations under capital leases	78,000	0	0		0		0		0		0		0		78,000
Intangible lease liabilities, less accumulated amortization	54,674	0	988	(b)	6,989	(b)	133	(b)	916	(b)	0		0		63,700
Accounts payable, accrued expenses and accrued capital expenditures	19,357	0	0		0		0		323	(b)	90	(b)	0		19,770
Due to affiliates	3,238	0	0		0		0		0		0		0		3,238
Dividends payable	4,266	0	0		0		0		0		0		0		4,266
Deferred income	4,727	0	0		0		0		0		0		0		4,727

Total liabilities	674,372	0	90,988		153,560		29,404		49,639		27,165		(55,082)		970,046

Minority Interest	2,541	0	0		0		0		0		0		0		2,541

Redeemable Common Shares	17,739	0	0		0		0		0		0		0		17,739

Stockholders’ Equity:

Common shares, $.01 par value; 900,000,000 shares authorized, 147,215,812 shares issued and outstanding at June 30, 2005	1,755	0	0		0		0		0		0		221	(e)	1,976
Additional paid in capital	1,556,125	0	0		0		0		0		0		195,040	(e)	1,751,165
Cumulative distributions in excess of earnings	(71,141)	0	0		0		0		0		0		0		(71,141)
Redeemable common shares	(17,739)	0	0		0		0		0		0		0		(17,739)

Total stockholders’ equity	1,469,000	0	0		0		0		0		0		195,261		1,664,261

Total liabilities and stockholders’ equity	$2,163,652	$0	$90,988		$153,560		$29,404		$49,639		$27,165		$140,179		$2,654,587

(a)	Historical financial information is derived from Wells REIT II’s quarterly report filed on Form 10-Q as of September 30, 2005.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells REIT II in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to land and building at approximately 2.312% of the cash paid for purchase upon acquisition.
(d)	Reflects loan fees paid related to the $90.0 million and $6.5 million notes payable used to partially fund the acquisition of the 5 Houston Center Building and the LakePointe Buildings, respectively.
(e)	Reflects capital raised through issuance of additional common stock subsequent to September 30, 2005 through December 28, 2005, the date of acquisition of the LakePointe Buildings, net of organizational and offering costs, commissions and dealer-manager fees.
(f)	Reflects deferred project costs capitalized as a result of additional capital raised as described in note (e) above.
(g)	Reflects 90.0 million note payable assumed as part of the acquisition of the 5 Houston Center Building.
(h)	Reflects $17.7 million interest-free note payable assumed as part of the recapitalization of the entity that owns an interest in Key Center, offset by a fair value adjustment of $5.1 million.
(i)	Reflects partial pay down of acquisition-related borrowings using capital raised described in note (e) above.
(j)	Reflects balance drawn down on construction loan used to fund the acquisition of the LakePointe Buildings.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments														Pro Forma Total
		Q1, Q2 and Q3 2005 Acquisitions		Q4 2005 Acquisitions
				919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Revenues:
Rental Income	$90,675	$27,037	(b)	$2,900	(b)	$8,324	(b)	$38,799	(n)	$2,125	(b)	$4,153	(b)	$1,680	(b)	$175,693
Tenant reimbursements	19,683	4,342	(c)	1,510	(c)	4,102	(c)	4,976	(c)	129	(c)	429	(c)	87	(c)	35,258
Interest and other income	5,707	0		0		0		0		0		0		0		5,707

	116,065	31,379		4,410		12,426		43,775		2,254		4,582		1,767		216,658
Expenses:
Property operating costs	31,259	9,123	(d)	1,526	(d)	4,586	(d)	23,128	(d)	1,027	(d)	1,887	(d)	571	(d)	73,107
Asset and property management fees:
Related party	7,159	2,095	(e)	255	(e)	936	(e)	1,781	(e)	169	(e)	276	(e)	117	(e)	12,788
Other	1,741	0		0		0		0		0		0		0		1,741
Depreciation	15,773	6,784	(f)	645	(f)	1,909	(f)	4,117	(f)	318	(f)	560	(f)	235	(f)	30,341
Amortization	29,659	9,486	(g)	3,649	(g)	5,159	(g)	3,891	(g)	1,148	(g)	2,270	(g)	484	(g)	55,746
General and administrative	6,134	0		0		0		0		0		0		0		6,134
Interest expense	16,667	3,622	(h)	0		3,375	(k)	4,214	(l)	920	(l)	1,522	(l)	648	(l)	37,644
		732	(i)					611	(o)					204	(m)
		5,129	(j)

	108,392	36,971		6,075		15,965		37,742		3,582		6,515		2,259		217,501

Income (loss) before minority interest	7,673	(5,592)		(1,665)		(3,539)		6,033		(1,328)		(1,933)		(492)		(843)

Minority interest in earnings of consolidated subsidiaries	189	4		0		0		0		0		0		0		193

Net income (loss)	$7,484	$(5,596)		$(1,665)		$(3,539)		$6,033		$(1,328)		$(1,933)		$(492)		$(1,036)

Net income per share, basic and diluted	$0.06															$(0.01)

Weighted average share outstanding basic and diluted	123,903															198,694

(a)	Historical financial information derived from Wells REIT II’s quarterly report on Form 10-Q for the nine months ended September 30, 2005.
(b)	Rental income consists primarily of base rental income, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2004. Furthermore, Key Center rental income includes lease termination income of $0.6 million for the nine months ended September 30, 2005.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.
(i)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(j)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(k)	Represents interest expense on the $90.0 million mortgage loan assumed in connection with the acquisition of the 5 Houston Center Building that bears interest at 5.00% and matures in October 2008.
(l)	Represents interest expense on funds drawn from the Wachovia $400.0 million line of credit, which bore interest at approximately 4.19% for the nine months ended September 30, 2005.
(m)	Represents interest expense on funds drawn from the LakePointe Buildings construction loan, which bore interest at approximately 4.19% for the nine months ended September 30, 2005.
(n)	Rental income for Key Center is recognized on a straight-line basis calculated from the beginning of the respective lease terms rather than the pro forma acquisition date of January 1, 2004. The recorded straight-line rental adjustment is materially the same as the adjustment calculated beginning January 1, 2004.
(o)	Represents imputed interest expense on the interest-free note payable that matures in April 2012 assumed in connection with the recapitalization of the entity that owns an interest in Key Center.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments																Pro Forma Total
		2004 Acquisitions		Q1, Q2 and Q3 2005 Acquisitions		Q4 2005 Acquisitions
						919 Hidden Ridge		5 Houston Center		Key Center		2000 Park Lane		Tampa Commons		LakePointe
Revenues:
Rental income	$43,864	$40,962	(b)	$54,916	(b)	$3,867	(b)	$11,704	(b)	$51,200	(t)	$2,786	(b)	$5,129	(b)	$2,037	(b)	$216,465
Tenant Reimbursements	6,837	10,170	(c)	10,081	(c)	1,955	(c)	5,439	(c)	6,490	(c)	132	(c)	354	(c)	149	(c)	41,607
Interest and Other Income	2,921	0		0		0		0		0		0		0		0		2,921

	53,622	51,132		64,997		5,822		17,143		57,690		2,918		5,483		2,186		260,993
Expenses:
Property operating costs	13,684	20,384	(d)	20,506	(d)	1,975	(d)	6,417	(d)	30,695	(d)	1,306	(d)	2,375	(d)	712	(d)	98,054
Asset management fees	3,032	6,366	(e)	4,892	(e)	340	(e)	1,247	(e)	2,375	(e)	225	(e)	368	(e)	155	(e)	19,000
General and administrative	4,380	0		0		0		0		0		0		0		0		4,380
Depreciation	7,456	8,138	(f)	14,192	(f)	860	(f)	2,546	(f)	5,490	(f)	424	(f)	746	(f)	313	(f)	40,165
Amortization	12,028	17,826	(g)	18,134	(g)	4,865	(g)	6,879	(g)	5,189	(g)	1,530	(g)	3,027	(g)	645	(g)	70,123
Interest expense	17,610	1,026	(h)	1,166	(n)	0		4,500	(q)	3,408	(r)	745	(r)	1,231	(r)	524	(r)	52,205
		1,595	(i)	7,143	(o)					815	(u)					165	(s)
		368	(j)	5,331	(p)
		3,375	(k)
		1,732	(l)
		1,471	(m)

	58,190	62,281		71,364		8,040		21,589		47,972		4,230		7,747		2,514		283,927

Income (loss) before minority interest	(4,568)	(11,149)		(6,367)		(2,218)		(4,446)		9,718		(1,312)		(2,264)		(328)		(22,934)

Minority interest in earnings of consolidated subsidiaries	(6)	0		0		0		0		0		0		0		0		(6)

Net income (loss)	$(4,562)	$(11,149)		$(6,367)		$(2,218)		$(4,446)		$9,718		$(1,312)		$(2,264)		$(328)		$(22,928)

Net loss per share, basic and diluted	$(0.15)																	$(0.12)

Weighted average share outstanding, basic and diluted	31,372																	198,694

(a)	Historical financial information derived from Wells REIT II’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Rental income consists primarily of base rental income, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2004. Furthermore, 5 Houston Center includes lease termination income of $1.1 million for the year ended December 31, 2004.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of and secured by the 9 Technology Drive Building, which bears interest at fixed rate of 4.31% and matures in February 2008.
(i)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.80% and matures in December 2018.
(j)	Represents imputed interest expense on an interest-free note payable entered into in connection with the acquisition of the 3333 Finley Road and 1501 Opus Place Buildings that matures in January 2006.
(k)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.00% and matures in December 2014.
(l)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures in November 2011.
(m)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures in December 2011.
(n)	Represents interest expense on the $23.0 million mortgage loan executed in connection with the acquisition of the Nashoba Buildings that bears interest at 5.07% and matures in September 2010.
(o)	Represents interest expense on the $118.3 million mortgage loan assumed in connection with the acquisition of the University Circle Buildings that bears interest at 6.04% and matures in January 2011.
(p)	Represents interest expense on the $105.0 million mortgage loan secured by the 100 East Pratt Street Building executed in September 2005 that bears interest at 5.08% and matures in June 2017.
(q)	Represents interest expense on the $90.0 million mortgage loan assumed in connection with the acquisition of the 5 Houston Center Building that bears interest at 5.00% and matures in October 2008.
(r)	Represents interest expense on funds drawn from the Wachovia $400.0 million line of credit, which bore interest at approximately 2.54% for the year ended December 31, 2004.
(s)	Represents interest expense on funds drawn from the LakePointe Buildings construction loan, which bore interest at approximately 2.54% for the year ended December 31, 2004.
(t)	Rental income for Key Center is recognized on a straight-line basis calculated from the beginning of the respective lease terms rather than the pro forma acquisition date of January 1, 2004. The recorded straight-line rental adjustment is materially the same as the adjustment calculated beginning January 1, 2004.
(u)	Represents imputed interest expense on the interest-free note payable that matures in April 2012 assumed in connection with the recapitalization of the entity that owns an interest in Key Center.

The accompanying notes are an integral part of this statement.